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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report:  December 14, 2000

                              Allied Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


           Georgia                   0-22276                   58-0360550
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)


160 Clairemont Avenue, Suite 200, Decatur, Georgia                 30030
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(Address of principal executive offices)                          (Zip Code)

                                  404/370-1100
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(Registrant's telephone number, including area code)

                                 Not applicable
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Former name or former address, if changed since last report)


                The Total Number of Pages in this Document is 3.





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ITEM 9.  Regulation FD

         Pursuant to Regulation FD, the following information is being furnished by Allied Holdings, Inc. (the "Company"):

         The Company has reinitiated the repurchase of shares of its outstanding common stock in open market transactions pursuant to previously disclosed repurchase program.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ALLIED HOLDINGS, INC.



December 14, 2000               /s/ DANIEL H. POPKY
                                ---------------------------------------------
                                Daniel H. Popky, Senior Vice President and
                                Chief Financial Officer


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